SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2006

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Alternative Mortgage Securities Trust,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2006


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2006


                             Payment Date: 02/25/06


          ------------------------------------------------------------
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        59,806,737.17    5.413667%     2,448,324.03    269,811.47    2,718,135.50       0.00       0.00
                        1A2         2,821,353.84    5.413667%       115,498.50     12,728.23      128,226.72       0.00       0.00
Residual                1AR                 0.00    5.413667%             0.00          0.00            0.00       0.00       0.00
                        2A1       424,284,533.23    5.439607%     4,586,436.02  1,923,284.30    6,509,720.32       0.00       0.00
                        2A2        24,689,758.52    5.439607%       266,891.65    111,918.82      378,810.47       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         14,207,800.70    5.436177%         1,961.11     64,363.44       66,324.55       0.00       0.00
                        B2          6,347,996.19    5.436177%           876.22     28,757.36       29,633.58       0.00       0.00
                        B3          4,837,187.09    5.436177%           667.68     21,913.17       22,580.85       0.00       0.00
                        B4          3,022,617.42    5.436177%           417.21     13,692.90       14,110.12       0.00       0.00
                        B5          2,720,855.28    5.436177%           375.56     12,325.88       12,701.44       0.00       0.00
                        B6          2,116,482.09    5.436177%           292.14      9,587.98        9,880.12       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        544,855,321.52     -            7,421,740.12  2,468,383.54    9,890,123.66     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        57,358,413.13              0.00
                                1A2         2,705,855.34              0.00
Residual                        1AR                 0.00              0.00
                                2A1       419,698,097.21              0.00
                                2A2        24,422,866.87              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         14,205,839.59              0.00
                                B2          6,347,119.97              0.00
                                B3          4,836,519.41              0.00
                                B4          3,022,200.20              0.00
                                B5          2,720,479.72              0.00
                                B6          2,116,189.95              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        537,433,581.40     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/06


          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    59,806,737.17     5.413667% 32051GSM8    33.910305      3.737001    794.437855
                           1A2     2,821,353.84     5.413667% 32051GSN6    33.910305      3.737001    794.437856
Residual                   1AR             0.00     5.413667% 32051GSP1     0.000000      0.000000      0.000000
                           2A1   424,284,533.23     5.439607% 32051GSQ9     9.781267      4.101694    895.069518
                           2A2    24,689,758.52     5.439607% 32051GSR7     9.781267      4.101694    895.069518
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     14,207,800.70     5.436177% 32051GSU0     0.137922      4.526580    999.074449
                           B2      6,347,996.19     5.436177% 32051GSV8     0.137922      4.526580    999.074448
                           B3      4,837,187.09     5.436177% 32051GSW6     0.137922      4.526580    999.074450
                           B4      3,022,617.42     5.436177% 32051GSX4     0.137922      4.526580    999.074447
                           B5      2,720,855.28     5.436177% 32051GSY2     0.137922      4.526580    999.074449
                           B6      2,116,482.09     5.436177% 32051GSZ9     0.137922      4.526580    999.074422
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     544,855,321.52       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        64,460,294.52   472,973,286.88   537,433,581.40
Loan count                    265             2000             2265
Avg loan rate           5.788667%        5.814607%             5.81
Prepay amount        2,554,203.36     4,792,419.95     7,346,623.31

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        20,721.83       147,729.27       168,451.10
Sub servicer fees            0.00             0.00             0.00
Trustee fees               223.42         1,592.77         1,816.18


Agg advances                  N/A              N/A              N/A
Adv this period            513.43        27,026.59        27,540.02

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                1,600,127.08    10,501,297.93    12,101,425.01
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.897714%           100.000000%            511,602,382.75
   -----------------------------------------------------------------------------
   Junior            6.102286%             0.000000%             33,248,348.84
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          22                 6,355,344.71
60 to 89 days                           4                 1,120,239.00
90 or more                              3                   901,645.79
Foreclosure                             3                 1,668,000.00

Totals:                                32                10,045,229.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,890,123.66          9,890,123.66
Principal remittance amount            7,421,740.12          7,421,740.12
Interest remittance amount             2,468,383.54          2,468,383.54